UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2012

THE TALBOTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12552	41-1111318
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Identification No.)

One Talbots Drive, Hingham, Massachusetts	02043
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (781) 749-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 13, 2012, The Talbots, Inc. (the “Company”) issued a press release announcing an extension of the date by which TLB Merger Sub Inc. is obligated to commence the tender offer for all of the outstanding shares of common stock of the Company pursuant to the previously announced Agreement and Plan of Merger, dated as of May 30, 2012, by and among TLB Holdings LLC, TLB Merger Sub Inc., and the Company (the “Merger Agreement”), from Wednesday, June 13, 2012 to Friday, June 15, 2012. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the waiver to the Merger Agreement relating to the extension is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

99.1	Press Release, issued by The Talbots, Inc., dated June 13, 2012.

99.2	Waiver to Agreement and Plan of Merger, dated June 12, 2012, by and among The Talbots, Inc., TLB Holdings LLC and TLB Merger Sub Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TALBOTS, INC.

Dated: June 13, 2012	By:	/s/ Richard T. O’Connell, Jr.
	Name: Title:	Richard T. O’Connell, Jr. Executive Vice President

INDEX OF EXHIBITS

Exhibit No.

99.1	Press Release, issued by The Talbots, Inc., dated June 13, 2012.

99.2	Waiver to Agreement and Plan of Merger, dated June 12, 2012, by and among The Talbots, Inc., TLB Holdings LLC and TLB Merger Sub Inc.